UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2023

DELCATH SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16133	06-1245881
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1633 Broadway, Suite 22C, New York, New York 10019

(Address of principal executive offices) (Zip Code)

(212) 489-2100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	DCTH	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On February 14, 2023, in a press release, Delcath Systems, Inc. (the “Company”) announced that it had filed a New Drug Application (“NDA”) resubmission to the U.S. Food and Drug Administration (“FDA”) for the HEPZATO™ Kit (melphalan hydrochloride for Injection/Hepatic Delivery System) in the treatment of patients with unresectable hepatic-dominant metastatic ocular melanoma (mOM).

The Company expects that, within the next 30 days, the FDA will determine whether the NDA resubmission constitutes a complete response to a September 12, 2013 Complete Response Letter (CRL) from the FDA and is accepted for review by the FDA. Once the NDA is accepted for review by the FDA, the Company expects a Prescription Drug User Fee Act target action date will be established for the HEPZATO Kit and communicated to the Company.

The full text of the press release is attached as Exhibit 99.1 and incorporated in this Item 8.01 by reference.

Forward-Looking Statements

This Current Report on Form 8-K and Exhibit 99.1 hereto contain “forward-looking statements”. Forward-looking statements can generally be identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “project,” “potential,” “seek,” “should,” “think,” “will,” “would” and similar expressions, or they may use future dates. Such forward-looking statements include, without limitation, statements regarding the Company’s expectations as to the FDA’s handling of the Company’s NDA. These forward-looking statements are based on current expectations and subject to assumptions, risks and uncertainties that may change at any time, and readers are therefore cautioned not to place undue reliance on any forward-looking statements as there are important factors that could cause actual results to differ materially from those expressed in any forward-looking statements. No forward-looking statement can be guaranteed. Among the factors that could cause actual results to differ materially from those indicated in the forward-looking statements are risks and uncertainties associated with the regulatory review and approval process. There is no guarantee that the FDA will accept for filing the Company’s NDA for the HEPZATO Kit or that HEPZATO Kit will be approved by the FDA. Factors that could cause actual results to differ include, among other things: the FDA’s satisfaction with the Company’s NDA; the FDA’s timeframe for analyzing and responding to the NDA; the Company’s ability to respond to FDA queries; the results of inspections by the FDA; and other risks and uncertainties discussed in the Company’s filings with the SEC, including under the “Risk Factors” sections of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021. The Company undertakes no obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law. All forward-looking statements in this document are qualified in their entirety by this cautionary statement.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

99.1	Press Release, dated February 14, 2023, by Delcath Systems Inc.

104	Cover Page Interactive File (the cover page tags embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DELCATH SYSTEMS, INC.

Date: February 14, 2023	By:	/s/ David Hoffman
Name: David Hoffman
Title: General Counsel, Chief Compliance Officer and Secretary